Exhibit 99.1 EVBox Group Investor Presentation January 2021Exhibit 99.1 EVBox Group Investor Presentation January 2021

Important Information Use of Projections This presentation contains financial forecasts prepared by TPG Pace Beneficial Finance Corp. (“TPG Pace”) with respect to certain financial metrics of EV Charged B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“EV Charged”), including, but not limited to, revenues, gross profit, gross margin, adjusted gross margin, operating expenses, EBITDA, and capital expenditures. Neither TPG Pace’s independent auditors, nor the independent registered public accounting firm of EV Charged, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. The financial forecasts and projections in this presentation were prepared by TPG Pace and not by the management of EV Charged, and these financial forecasts and projections should not be relied upon as being necessarily indicative of future results. Neither TPG Pace nor EV Charged undertakes any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. Further the financial forecasts have been prepared on a US GAAP basis whereas historical numbers included throughout this presentation are prepared on a Dutch GAAP basis, and are subject to a US GAAP re-audit described below. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of TPG Pace, EV Charged or the combined company after completion of any proposed business combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Historical Dutch GAAP numbers and US GAAP Audit The historical financial numbers for EV Charged presented in this presentation, while audited under generally accepted accounting principles in the Netherlands (“Dutch GAAP”), are subject to revision based on the completion of a re- audit by an independent registered public accounting firm under generally accepted accounting principles in the United States (“US GAAP”). Certain adjustments to the historical financial statements were included to reflect the impact of subsequent events that materialized after the local Dutch financial statements had been prepared. These adjustments will also be reflected in the US GAAP financial statements. No assurances can be given that there will not be material differences in the historical financial numbers presented for EV Charged from the re-audited historical financial numbers prepared in accordance with US GAAP, no assurance can be given that there will not be any differences, material or otherwise. See slide 39 “Note on Historical Financial Statements” for a summary of the key differences between Dutch GAAP and US GAAP. Forward-Looking Statements The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed merger of TPG Pace into New TPG Pace Beneficial Finance Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 368739 (“New SPAC”) and the proposed acquisition of the common shares of EV Charged by Edison Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Dutch Holdco”), Dutch Holdco’s and TPG Pace’s ability to consummate the transaction, the benefits of the transaction and Dutch Holdco’s future financial performance following the transaction, as well as Dutch Holdco’s and TPG Pace’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Dutch Holdco and TPG Pace disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Dutch Holdco and TPG Pace caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Dutch Holdco and TPG Pace. These risks include, but are not limited to, (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) risks related to the rollout of EV Charged’s business and expansion strategy; (4) consumer failure to accept and adopt electric vehicles; (5) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated; (6) the possibility that EV Charged’s technology and products could have undetected defects or errors; (7) the effects of competition on EV Charged’s future business; (8) the inability to successfully retain or recruit officers, key employees, or directors following the proposed business combination; (9) effects on TPG Pace’s public securities’ liquidity and trading; (10) the market’s reaction to the proposed business combination; (11) the lack of a market for TPG Pace’s securities; (12) TPG Pace’s and EV Charged’s financial performance following the proposed business combination; (13) costs related to the proposed business combination; (14) changes in applicable laws or regulations; (15) the possibility that the novel coronavirus (“COVID-19”) may hinder TPG Pace’s ability to consummate the business combination; (16) the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of TPG Pace, Dutch Holdco or EV Charged; (17) the possibility that TPG Pace or EV Charged may be adversely affected by other economic, business, and/or competitive factors; and (18) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by TPG Pace. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Dutch Holdco’s and TPG Pace’s expectations and projections can be found in TPG Pace’s initial public offering prospectus, which was filed with the SEC on October 8, 2020. In addition, TPG Pace’s periodic reports and other SEC filings are available publicly on the SEC’s website at http://www.sec.gov. TPG PACE BENEFICIAL FINANCE CORP. 2Important Information Use of Projections This presentation contains financial forecasts prepared by TPG Pace Beneficial Finance Corp. (“TPG Pace”) with respect to certain financial metrics of EV Charged B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“EV Charged”), including, but not limited to, revenues, gross profit, gross margin, adjusted gross margin, operating expenses, EBITDA, and capital expenditures. Neither TPG Pace’s independent auditors, nor the independent registered public accounting firm of EV Charged, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. The financial forecasts and projections in this presentation were prepared by TPG Pace and not by the management of EV Charged, and these financial forecasts and projections should not be relied upon as being necessarily indicative of future results. Neither TPG Pace nor EV Charged undertakes any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. Further the financial forecasts have been prepared on a US GAAP basis whereas historical numbers included throughout this presentation are prepared on a Dutch GAAP basis, and are subject to a US GAAP re-audit described below. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of TPG Pace, EV Charged or the combined company after completion of any proposed business combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Historical Dutch GAAP numbers and US GAAP Audit The historical financial numbers for EV Charged presented in this presentation, while audited under generally accepted accounting principles in the Netherlands (“Dutch GAAP”), are subject to revision based on the completion of a re- audit by an independent registered public accounting firm under generally accepted accounting principles in the United States (“US GAAP”). Certain adjustments to the historical financial statements were included to reflect the impact of subsequent events that materialized after the local Dutch financial statements had been prepared. These adjustments will also be reflected in the US GAAP financial statements. No assurances can be given that there will not be material differences in the historical financial numbers presented for EV Charged from the re-audited historical financial numbers prepared in accordance with US GAAP, no assurance can be given that there will not be any differences, material or otherwise. See slide 39 “Note on Historical Financial Statements” for a summary of the key differences between Dutch GAAP and US GAAP. Forward-Looking Statements The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed merger of TPG Pace into New TPG Pace Beneficial Finance Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 368739 (“New SPAC”) and the proposed acquisition of the common shares of EV Charged by Edison Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Dutch Holdco”), Dutch Holdco’s and TPG Pace’s ability to consummate the transaction, the benefits of the transaction and Dutch Holdco’s future financial performance following the transaction, as well as Dutch Holdco’s and TPG Pace’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Dutch Holdco and TPG Pace disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Dutch Holdco and TPG Pace caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Dutch Holdco and TPG Pace. These risks include, but are not limited to, (1) the inability to complete the transactions contemplated by the proposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) risks related to the rollout of EV Charged’s business and expansion strategy; (4) consumer failure to accept and adopt electric vehicles; (5) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated; (6) the possibility that EV Charged’s technology and products could have undetected defects or errors; (7) the effects of competition on EV Charged’s future business; (8) the inability to successfully retain or recruit officers, key employees, or directors following the proposed business combination; (9) effects on TPG Pace’s public securities’ liquidity and trading; (10) the market’s reaction to the proposed business combination; (11) the lack of a market for TPG Pace’s securities; (12) TPG Pace’s and EV Charged’s financial performance following the proposed business combination; (13) costs related to the proposed business combination; (14) changes in applicable laws or regulations; (15) the possibility that the novel coronavirus (“COVID-19”) may hinder TPG Pace’s ability to consummate the business combination; (16) the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of TPG Pace, Dutch Holdco or EV Charged; (17) the possibility that TPG Pace or EV Charged may be adversely affected by other economic, business, and/or competitive factors; and (18) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by TPG Pace. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Dutch Holdco’s and TPG Pace’s expectations and projections can be found in TPG Pace’s initial public offering prospectus, which was filed with the SEC on October 8, 2020. In addition, TPG Pace’s periodic reports and other SEC filings are available publicly on the SEC’s website at http://www.sec.gov. TPG PACE BENEFICIAL FINANCE CORP. 2

Important Information (Continued) Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including EBITDA and adjusted gross margin. EBITDA is calculated as Revenue less cost of goods sold, and operating expenses. Adjusted gross margin is calculated as gross profit plus inventory write downs divided by revenue. Management believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to EV Charged’s financial condition and results of operations. TPG Pace believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of EV Charged included in this presentation may not be directly comparable to similarly titled measures of other companies. Industry and Market Data; Trademarks and Trade Names Information and opinions in this presentation rely on and refer to information and statistics regarding the sectors in which EV Charged competes and other industry data. TPG Pace obtained this information and statistics from third-party sources, including reports by market research firms. TPG Pace and EV Charged have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. TPG Pace and EV Charged have supplemented this information where necessary with information from EV Charged’s own internal estimates, taking into account publicly available information about other industry participants and EV Charged’s management’s best view as to information that is not publicly available. The industry and market data included herein presents information only as of and for the periods indicated, is subject to change at any time, and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with TPG Pace or EV Charged. TPG Pace and EV Charged also own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with TPG Pace or EV Charged, or an endorsement or sponsorship by or of TPG Pace or EV Charged. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that TPG Pace or EV Charged will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. No Offer or Solicitation This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Confidentiality All recipients agree that they will keep confidential all information contained herein and not already in the public domain and will use this presentation solely for evaluation purposes. Recipient will maintain all such information in strict confidence, including in strict accordance with any underlying contractual obligations and all applicable laws, including United States federal and state securities laws. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. TPG PACE BENEFICIAL FINANCE CORP. 3Important Information (Continued) Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including EBITDA and adjusted gross margin. EBITDA is calculated as Revenue less cost of goods sold, and operating expenses. Adjusted gross margin is calculated as gross profit plus inventory write downs divided by revenue. Management believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to EV Charged’s financial condition and results of operations. TPG Pace believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of EV Charged included in this presentation may not be directly comparable to similarly titled measures of other companies. Industry and Market Data; Trademarks and Trade Names Information and opinions in this presentation rely on and refer to information and statistics regarding the sectors in which EV Charged competes and other industry data. TPG Pace obtained this information and statistics from third-party sources, including reports by market research firms. TPG Pace and EV Charged have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. TPG Pace and EV Charged have supplemented this information where necessary with information from EV Charged’s own internal estimates, taking into account publicly available information about other industry participants and EV Charged’s management’s best view as to information that is not publicly available. The industry and market data included herein presents information only as of and for the periods indicated, is subject to change at any time, and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with TPG Pace or EV Charged. TPG Pace and EV Charged also own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with TPG Pace or EV Charged, or an endorsement or sponsorship by or of TPG Pace or EV Charged. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that TPG Pace or EV Charged will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. No Offer or Solicitation This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Confidentiality All recipients agree that they will keep confidential all information contained herein and not already in the public domain and will use this presentation solely for evaluation purposes. Recipient will maintain all such information in strict confidence, including in strict accordance with any underlying contractual obligations and all applicable laws, including United States federal and state securities laws. This presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. TPG PACE BENEFICIAL FINANCE CORP. 3

Important Information (Continued) Important Information For Investors and Stockholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed business combination, Dutch Holdco will file with the SEC a registration statement on Form F-4, which will include a prospectus of Dutch Holdco and a proxy statement of TPG Pace. Dutch Holdco and TPG Pace also plan to file other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of TPG Pace. INVESTORS AND SHAREHOLDERS OF TPG PACE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Dutch Holdco and TPG Pace once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Participants in the Solicitation Dutch Holdco, TPG Pace, Engie S.A. (“Engie Parent”) and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of TPG Pace in connection with the proposed transaction. Information about the directors and executive officers of TPG Pace is set forth in TPG Pace’s initial public offering prospectus, which was filed with the SEC on October 8, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Additional Information About the Business Combination and Where to Find It In connection with the proposed business combination, Dutch Holdco will file a registration statement on Form F 4 and the related proxy statement/prospectus with the SEC. Additionally, Dutch Holdco and TPG Pace will file other relevant materials with the SEC in connection with the proposed merger of TPG Pace into New SPAC and the proposed acquisition from Engie Parent of the common shares of EV Charged by Dutch Holdco. The materials to be filed by Dutch Holdco and TPG Pace with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Investors and security holders of TPG Pace are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. Dutch Holdco, TPG Pace, Engie Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of TPG Pace’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of TPG Pace’s executive officers and directors in the solicitation by reading TPG Pace’s initial public offering prospectus, which was filed with the SEC on October 8, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Other information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available TPG PACE BENEFICIAL FINANCE CORP. 4Important Information (Continued) Important Information For Investors and Stockholders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed business combination, Dutch Holdco will file with the SEC a registration statement on Form F-4, which will include a prospectus of Dutch Holdco and a proxy statement of TPG Pace. Dutch Holdco and TPG Pace also plan to file other documents with the SEC regarding the proposed transaction. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of TPG Pace. INVESTORS AND SHAREHOLDERS OF TPG PACE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Dutch Holdco and TPG Pace once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Participants in the Solicitation Dutch Holdco, TPG Pace, Engie S.A. (“Engie Parent”) and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of TPG Pace in connection with the proposed transaction. Information about the directors and executive officers of TPG Pace is set forth in TPG Pace’s initial public offering prospectus, which was filed with the SEC on October 8, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Additional Information About the Business Combination and Where to Find It In connection with the proposed business combination, Dutch Holdco will file a registration statement on Form F 4 and the related proxy statement/prospectus with the SEC. Additionally, Dutch Holdco and TPG Pace will file other relevant materials with the SEC in connection with the proposed merger of TPG Pace into New SPAC and the proposed acquisition from Engie Parent of the common shares of EV Charged by Dutch Holdco. The materials to be filed by Dutch Holdco and TPG Pace with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Investors and security holders of TPG Pace are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. Dutch Holdco, TPG Pace, Engie Parent and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of TPG Pace’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of TPG Pace’s executive officers and directors in the solicitation by reading TPG Pace’s initial public offering prospectus, which was filed with the SEC on October 8, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Other information concerning the interests of participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available TPG PACE BENEFICIAL FINANCE CORP. 4

# Transaction Summary

EVBOX GROUP

TPG PACE BENEFICIAL FINANCE

NYSE: TPGY

Sponsored Public Listing

EVBOX GROUP

NYSE: EVB

## Transaction Overview

- TPG Pace Group raised $350 million through the IPO of a special purpose acquisition company ("SPAC"), TPG Pace Beneficial Finance("Pace Beneficial" or "TPGY"), in October 2020. Concurrent with the IPO, TPGY secured an additional $100 million of Forward Purchase Agreement ("FPA") commitments, increasing TPGY's capital base to $450 million
- Pace Beneficial has entered into a transaction agreement with Engie New Business S.A.S., a subsidiary of Engie S.A. a multi-national utility based in France, to acquire its subsidiary EVBox Group
  - EVBox Group will be a Netherlands based company listed on the NYSE with a majority independent board; following the transaction Engie will retain a more than 40%[1] ownership stake in the company and expects to continue as a key partner
  - In connection with the transaction, TPGY has raised a $225 million PIPE of common equity at $10 / share, in a private placement anchored by funds and accounts managed by BlackRock, Inclusive Capital Partners, Neuberger Berman funds and Wellington Management as well as several other leading institutional investors
  - Pace Beneficial expects to effect EVBox Group's public listing with an expected market cap of $1,394 million and target net cash of $425 million[1]
  - Represents an attractive entry multiple of 6.7x projected 2021 revenue of €120 million and 3.6x projected 2022 Revenue of €225 million
- Transaction combines a strong entrepreneurial team and best-in-class hardware and software applications with a fully funded balance sheet in a rapidly growing market

**EVBox is the leading charging solutions platform for electric vehicles in Europe, with 210,000 charge ports sold to date**

Note: Projections are TPG Pace estimates. With respect to projections, see page 2 "Use of Projections" under "Important Information".
1. Market cap assumes $10/share price. Target net cash and Engie ownership assumes no redemptions by SPAC holders in business combination.

TPG PACE BENEFICIAL FINANCE CORP. 5

# Investment Highlights

EVBOX GROUP

| | |
|---|---|
| **Market Leader With a Defensible Moat** | ▪ Leading provider of charging solutions with a proven track record of executing growth<br>▪ Founded in the Netherlands, the leading country in EV charging<br>▪ 210,000 charge ports delivered to date, the most of any company<br>▪ Interoperable software platform delivered as a service enables customers to share in the monetization of their charging infrastructure |
| **Robust Industry Tailwinds** | ▪ Significant structural tailwinds as EV adoption continues to accelerate in European and North American markets<br>▪ Auto OEMs have announced more than $200B of planned investment into new EV models and production capacity<br>▪ $280B of EV charging infrastructure investment expected between 2020 and 2030 in Europe and US alone[1] |
| **Platform With Attractive Economics** | ▪ Complete and differentiated product portfolio providing end-to-end solutions for all segments of the charging eco-system<br>▪ Market leading cloud-based software platform with high attachment rates and line of sight to substantial recurring revenues from software subscriptions, services and transaction fees<br>▪ Asset-light model focused on sale of hardware, software and services |
| **Geographic Expansion Opportunities** | ▪ Mastered complex European roll-out across 44 countries; Proven expertise will benefit continued geographic expansion<br>▪ Actively expanding in the United States, recently released new products specifically for the US market<br>▪ Established dedicated US sales force and manufacturing facility in Illinois<br>▪ Strategic partnership with Engie will help accelerate growth and facilitate entry into other markets |
| **Attractive, Fully Funded Business Model** | ▪ Fully funded business plan with targeted $425mm on the Balance Sheet[2]<br>▪ Attractive Valuation representing 6.7x projected 2021 Revenue and 3.6x projected 2022 Revenue[3]<br>▪ Expected EBITDA breakeven by 2023 |



Annual Revenue
€ in millions
2018: Software platform relaunched as Everon
2017: EVBox acquired by ENGIE
€ 10
€ 12
€ 14
€ 26
€ 60
€ 70
€ 120
€ 225
2015A
2016A
2017A
2018A
2019A
2020E
2021E
2022E

**EVBox is the leading EV charging platform, servicing a market that is poised for explosive growth as automotive sales continue to shift away from internal combustion engines**

Note: Projections are TPG Pace Estimates. Historical financial metrics are shown on a Dutch GAAP basis while forward projections are shown on a U.S. GAAP basis. With respect to projections and historical financials see page 2 "Use of Projections" and "Historical Dutch GAAP numbers and US GAAP Audit" under "Important Information" and page 39 "Note on Historical Financial Statements"

1. Source: Bloomberg NEF.
2. Assumes no redemptions by SPAC holders in business combination.
3. Assumes $10/share price. Target net cash and Engie ownership assumes no redemptions by SPAC holders in business combination.

TPG TPG PACE BENEFICIAL FINANCE CORP. 6

# EVBox Group at a Glance

EVBOX GROUP

## Organizational Structure

EVBOX GROUP

EVBOX

*AC & DC Hardware and Embedded Software*

everon

*Enterprise Software Platform*





## European Market Leader

### Leading European Market Share[1]



**AC Public Charging**

**25%**



**DC Public Charging**

**35%**

**With 210,000 charge ports delivered over the past 10 years, EVBox has established itself as the clear market leader in electric vehicle charging ecosystem**

1. EVBox, EAFO. Market share estimates calculated by dividing relevant EVBox product shipments by total number of relevant public connectors as sourced on EAFO website. DC Public Charging estimates excludes AC Connectors and Tesla owned connectors (closed network, only available to Tesla drivers). AC market share estimates assumes 60% of Business Line connectors sold are publicly available. Data calculated as of October 2020.

TPG
TPG PACE BENEFICIAL FINANCE CORP.
7

EVBOX GROUP

# Integrated Charging Platform

## Platform solutions allows for bundling of Charging Software, Hardware, and Services

EVBox AC & DC Smart Charging Stations


EVBOX

+

Everon Enterprise Charging Management Software


everon

+

EVBox / Everon Support & Services



**With end-to-end solutions, EVBox Group offers a platform-based approach to serve all constituents across the EV charging ecosystem**

TPG
TPG PACE BENEFICIAL FINANCE CORP.
8

# EVBox Group Products and Solutions

EVBOX GROUP

## CUSTOM CORPORATE & FLEET SOLUTIONS

- *Utilities*
- *Charging Network*
- *Fleets & Lease*
- *Fuel Retailers*
- *Car Dealerships*

Branded Charging Stations



Charging management platform



White-label mobile app for business drivers



API capabilities to integrate into parking, fleet, and energy applications



Professional services for training, site management, and upgrades



## INTEGRATED COMMERCIAL SOLUTIONS

- *Workplace*
- *Hospitality*
- *Retail*

Regular & Fast Charging Stations



Charging management software



EVBox Care Services



Project Planning, Site Optimization, Energy Management



## RESIDENTIAL & AUTOMOTIVE SOLUTIONS

- *Private home*
- *Apartments / Condominiums*
- *Automotive*



EVBox Elvi home charging with lifetime subscription & charge card for drivers



EVBox Elvi for multi-family units/apartments with billing capabilities for tenants



Branded residential charging for mass production by specific charging players (Automotive)

Mobile app for drivers



**We design and sell market leading hardware, software and services to EV charging station owners and drivers**

TPG
TPG PACE BENEFICIAL FINANCE CORP.
9

Platform Model Drives Substantial Recurring Revenue Illustrative Example of Single Business Charging Station: Region: Europe Software Subscription: Yes Assurance Services: Yes Usage Fee: Yes Charge Ports: 2 Power Output: 22 kW 55-60% Charge Type: Level 2 AC Recurring revenue grows over time with the uptake of incremental software products and features and additional transaction fees associated with increased utilization 40-45% Hardware (One-Time) Software Subscription, Assurance Revenue, and Transaction Fees (Recurring) Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Cumulative Over the lifetime of a single charging station, more than half of the revenue is from recurring software, services and transaction fees TPG PACE BENEFICIAL FINANCE CORP. 10Platform Model Drives Substantial Recurring Revenue Illustrative Example of Single Business Charging Station: Region: Europe Software Subscription: Yes Assurance Services: Yes Usage Fee: Yes Charge Ports: 2 Power Output: 22 kW 55-60% Charge Type: Level 2 AC Recurring revenue grows over time with the uptake of incremental software products and features and additional transaction fees associated with increased utilization 40-45% Hardware (One-Time) Software Subscription, Assurance Revenue, and Transaction Fees (Recurring) Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year 7 Cumulative Over the lifetime of a single charging station, more than half of the revenue is from recurring software, services and transaction fees TPG PACE BENEFICIAL FINANCE CORP. 10

Diversified Customer Base Fleets, Parking & Transport Charging Enablers & Distributors Workplace & Hospitality Fuel & Charging Service Providers Utilities & Municipalities Automotive EVBox Group is the charging solution partner of choice to a broad array of customers around the world TPG PACE BENEFICIAL FINANCE CORP. 11Diversified Customer Base Fleets, Parking & Transport Charging Enablers & Distributors Workplace & Hospitality Fuel & Charging Service Providers Utilities & Municipalities Automotive EVBox Group is the charging solution partner of choice to a broad array of customers around the world TPG PACE BENEFICIAL FINANCE CORP. 11

# EVBox is Poised to Capture the Inflection Point in EV Demand

EVBOX GROUP

## Investing for growth

- **Streamlined manufacturing and assembly**
  - Partnership with top-tier manufacturers for AC products
  - In-house facilities in Europe and Illinois for DC products
- **650+ employees globally**
  - 75+ hardware engineers
  - 175+ Software engineers
  - 150+ sales & marketing employees across 13 offices

## Continuous hardware and software innovation

- **New products coming to market in 2021**
  - **5th generation** of embedded software
  - **2nd generation** cloud-native software platform based on open standards and protocols
  - Certified in all 44 European countries, the USA and Canada

**Recent substantial customer wins in US and Europe**



TPG
TPG PACE BENEFICIAL FINANCE CORP.
12

The Shift to Electric Vehicles is Rapidly Accelerating “Volkswagen says last generation of “UK set to ban sale of new petrol and “California to Ban Sales of New Gas- combustion engines to be launched diesel cars from 2030” Powered Cars Starting in 2035” in 2026” - December 2018 - November 2020 - September 2020 “GM will spend $27 billion on all- “EU Approves Biggest Green Stimulus “Germany will require all gas stations electric and autonomous vehicles… in History With $572 Billion Plan” to provide electric car charging” release 30 new EVs globally by 2025” - July 2020 - June 2020 - November 2020 TPG PACE BENEFICIAL FINANCE CORP. 13The Shift to Electric Vehicles is Rapidly Accelerating “Volkswagen says last generation of “UK set to ban sale of new petrol and “California to Ban Sales of New Gas- combustion engines to be launched diesel cars from 2030” Powered Cars Starting in 2035” in 2026” - December 2018 - November 2020 - September 2020 “GM will spend $27 billion on all- “EU Approves Biggest Green Stimulus “Germany will require all gas stations electric and autonomous vehicles… in History With $572 Billion Plan” to provide electric car charging” release 30 new EVs globally by 2025” - July 2020 - June 2020 - November 2020 TPG PACE BENEFICIAL FINANCE CORP. 13

Rapid Electric Vehicle Growth Annual European EV Sales Needed to Meet Total Expected Cumulative EV Sales EU’s ‘25-’30 CO2 Emission Reduction Targets 1 2 Thousands of Electric Vehicles Thousands of EVs Sold Per Year CAGR % 12,552 BEV+PHEV fleet need to achieve (20-25) proposed 60% CO2 reduction 14,820 EV sales forecasts will target not be sufficient to BEV+PHEV fleet need to achieve 4,184 current 40% CO2 reduction target meet existing EU 40% Europe 24% CO2 reduction targets. 4,921 11,456 Current European EV Sales US Forecast Proposed expansion of CO2 reduction target 3,780 8,736 28x 2,453 to 60% would require EV sales to increase 2,929 6,571 more than 28x current sales 19x 5,001 2,302 33% 9,899 4,021 1,903 7,676 5,915 13x 1,648 5,807 4,269 3,098 2,373 450 2020 2030 2020 2021 2022 2023 2024 2025 Source: Forecasts from BNEF’s Long-Term Electric Vehicle Outlook 2020 1) Data shown for both BEV and PHEV sales and assumes that incremental 2030 sales required to meet CO2 targets would consist of the same mix as BNEF projections Electric vehicle sales are expected to grow rapidly over the next decade in both Europe and the United States 1. Source: Bloomberg NEF, includes BEVs and PHEVs. 2. Source: Bloomberg NEF, Nomura Greentech. Includes BEVs and PHEVs and assumes that incremental 2030 sales required to meet CO2 targets assuming the same BEV/PHEV ratio as Bloomberg NEF projections. Potential increase through future regulation is based on a proposed amendment to the EU’s 2030 climate targets to increase the targeted emission reduction to 60%, up from 40% currently. TPG PACE BENEFICIAL FINANCE CORP. 14Rapid Electric Vehicle Growth Annual European EV Sales Needed to Meet Total Expected Cumulative EV Sales EU’s ‘25-’30 CO2 Emission Reduction Targets 1 2 Thousands of Electric Vehicles Thousands of EVs Sold Per Year CAGR % 12,552 BEV+PHEV fleet need to achieve (20-25) proposed 60% CO2 reduction 14,820 EV sales forecasts will target not be sufficient to BEV+PHEV fleet need to achieve 4,184 current 40% CO2 reduction target meet existing EU 40% Europe 24% CO2 reduction targets. 4,921 11,456 Current European EV Sales US Forecast Proposed expansion of CO2 reduction target 3,780 8,736 28x 2,453 to 60% would require EV sales to increase 2,929 6,571 more than 28x current sales 19x 5,001 2,302 33% 9,899 4,021 1,903 7,676 5,915 13x 1,648 5,807 4,269 3,098 2,373 450 2020 2030 2020 2021 2022 2023 2024 2025 Source: Forecasts from BNEF’s Long-Term Electric Vehicle Outlook 2020 1) Data shown for both BEV and PHEV sales and assumes that incremental 2030 sales required to meet CO2 targets would consist of the same mix as BNEF projections Electric vehicle sales are expected to grow rapidly over the next decade in both Europe and the United States 1. Source: Bloomberg NEF, includes BEVs and PHEVs. 2. Source: Bloomberg NEF, Nomura Greentech. Includes BEVs and PHEVs and assumes that incremental 2030 sales required to meet CO2 targets assuming the same BEV/PHEV ratio as Bloomberg NEF projections. Potential increase through future regulation is based on a proposed amendment to the EU’s 2030 climate targets to increase the targeted emission reduction to 60%, up from 40% currently. TPG PACE BENEFICIAL FINANCE CORP. 14

# European Policy Tailwinds

EVBOX GROUP

## Electric Vehicle Car Incentives

### National BEV Incentives in Place[1]



€
12,000
9,000
6,000
5,687
5,000
5,000
5,000
4,000
4,000
3,384
= tax incentives accruing over vehicle lifetime

An increasing number of countries have introduced legislation, outright banning sale of ICEs beyond a certain date

**National Internal Combustion Engine Sales Phase-out Policies in Effect**



2025
2030
2040

## Electric Vehicle Charging Port Incentives

### European State EV Infrastructure Incentive Plans

**50%** cost contribution for consumers

**40%** cost contribution for commercial CP

**€900** subsidy for residential connected CP installation

**50%** tax deductible on private & commercial CP installation

**€1,000** subsidy for residential CP installation

**75% / £350** subsidy for residential & commercial CP installation

**€600** subsidy for residential CP

**€1,800** subsidy for commercial CP

**13.5%** corporate tax deductible

**75%** individual tax deductible

**36%** subsidy for CP installation

**€1,000** subsidy for public CP

**€1,000** dealer discount with EV purchase

**Comprehensive legislation on a regional and country level will lead to an inflection point in take-up and rapidly accelerate the electrification of the Europe auto fleet**

1. Total incentive figures include direct purchase subsidies, scrappage subsidies and tax credits on a national level and reflect the upper bound. Various regional and municipal incentive mechanisms have not been included. Ongoing tax credits throughout the lifetime of vehicle operation have not been factored in.
Source: European Commission.

TPG
TPG PACE BENEFICIAL FINANCE CORP.
15

# European EV Charging Ecosystem

EVBOX GROUP

## EVBOX GROUP VALUE PROPOSITION

Better access for drivers



Clearing transactions between stakeholders



Enabling businesses to monetize their sites



**EV DRIVER**
CHARGING SITE USER

- Drivers sign up with a **Mobility Service Provider**
- Find publicly accessible charging ports
- Pay for charging sessions

**ROAMING**
TRANSACTION CLEARING

- Ensures drivers can charge in all public charging ports
- Ensures site owners can serve the maximum amount of EV drivers

**BUSINESS**
CHARGING SITE OWNER

- Sign up with a **Charge Port Operator**
- Offer their charging ports to electric vehicle (EV)
- Get paid for charging sessions

**Key stakeholders in the European mobility industry execute on critical functions within this ecosystem. EVBox Group sells solutions to all of them, ensuring a seamless experience for drivers and site owners**

TPG

TPG PACE BENEFICIAL FINANCE CORP.

16

Competitive Positioning Complete CPO & MSP offering ✓✓✓✓ HW-agnostic software ✓ûûû Software White-label & Multi-tenant platform ûûû ✓ Smart Charging Capabilities ✓✓✓✓ Pan-European Billing Solution (Leasing) û✓û ✓ Complete AC lineup ✓✓✓✓ Fast charging (DC) lineup ✓✓û✓ Hardware Ultra-fast charging (HPC) lineup—up to 350 kW û ✓ûû Pan-European / US Product Breadth ûû ✓û SW-agnostic hardware ✓ûûû EVBox Group is the leading full-service provider, offering a complete portfolio of charging stations, an open architecture charging software solution and related services TPG PACE BENEFICIAL FINANCE CORP. 17Competitive Positioning Complete CPO & MSP offering ✓✓✓✓ HW-agnostic software ✓ûûû Software White-label & Multi-tenant platform ûûû ✓ Smart Charging Capabilities ✓✓✓✓ Pan-European Billing Solution (Leasing) û✓û ✓ Complete AC lineup ✓✓✓✓ Fast charging (DC) lineup ✓✓û✓ Hardware Ultra-fast charging (HPC) lineup—up to 350 kW û ✓ûû Pan-European / US Product Breadth ûû ✓û SW-agnostic hardware ✓ûûû EVBox Group is the leading full-service provider, offering a complete portfolio of charging stations, an open architecture charging software solution and related services TPG PACE BENEFICIAL FINANCE CORP. 17

# EVBox's European Leadership Position Enables Global Expansion

EVBOX GROUP

| |  |  |
|---|---|---|
| **Primary Languages** | 24 | 2 |
| **Currencies** | 9 | 1 |
| **Population**[1] | 602MM | 331MM |
| **CPOs** | 100+ | 9 |
| **Roaming Platforms** | 7 | 0 |



Cumulative Charging Ports Delivered
Nordics 10,000
UK & Ireland 7,000
Netherlands 80,000
Germany 50,000
France 30,000
Spain & Portugal 3,000
Rest of Europe 20,000
Rest of World 10,000
EVBox Total 210,000

- Europe is an extremely fragmented and complex market with every European Member State having country specific hardware and software requirements
  - Requires sophisticated products and deep local knowledge and relationships
  - EVBox has penetrated Europe with the most advanced products and solutions
  - Strategic relationship with Engie has allowed EVBox to leverage their footprint and quickly scale-up in new markets
- Our sophisticated solutions are easily translated to less complicated markets, such as North America

**We are well positioned to defend our competitive position in Europe and rapidly enter North America**

Note: All statistics refer to Europe as a whole, not limited to EU member nations.
1. Source: UN Department of Economic and Social Affairs, excludes Russia.

TPG
TPG PACE BENEFICIAL FINANCE CORP.
18

# North America Represents an Attractive Expansion Market

EVBOX GROUP

**Charging stations specifically designed for the American market**



Demand for **open architecture charging platform** is rising in the US market, EVBox Group bringing Everon to market



**Dedicated sales & marketing** and dedicated **manufacturing facility** in Illinois



**Utility-driven rebates** and opportunities on state level; EVBox Group has key relationship with this segment

***Top 5 US rebate programs***

| | |
|---|---|
| *California* | *(approved)* |
| *S. California* | *(approval pending)*[1] |
| *Maryland* | *(approved)* |
| *New York* | *(approval pending)*[1] |
| *Virginia* | *(approved)* |

FlashParking

engie Impact

PG&E

Marriott

**Notable North American Customers and Partners**

**EVBox Group is poised to serve the rapidly expanding North American market**

1. Approval process pending for all EV Charging Suppliers.

TPG
TPG PACE BENEFICIAL FINANCE CORP.
19

EVBOX GROUP

# EVBox Smart Charging Stations

| RESIDENTIAL (AC) | COMMERCIAL (AC) | FLEET / PUBLIC (DC) |
|---|---|---|

EVBox **Elvi**



EVBox **BusinessLine**



EVBox **PublicLine**



EVBox **Iqon**



EVBox **Troniq 50**



EVBox **Troniq 100**



EVBox **Ultroniq**



Home | Workplace | Retail and hospitality | Commercial and street parking | Car fleets | Commercial Fleet Depot | Bus Depot | Fuel Retail | Highway / Corridors

| | | | | | |
|---|---|---|---|---|---|
| **Use case** | Long stops, 4-8 hours | 1-8 hours | Short stops, 30-90 mins | 15-60 mins | 5-30 mins |
| **Power output** | 7.4 to 22 kW | Up to 22 kW | Up to 50 kW | Up to 100 kW | Up to 350 kW |
| **Range added** | Up to 75 miles in 1 hour | 75 miles in 1 hour | 75 miles in 30 min | 155 miles in 30 min | 250 miles in 15 min |

**Charging stations that cover all industry segments – from residential and workplace, to commercial and corridor DC fast charging**

TPG
TPG PACE BENEFICIAL FINANCE CORP.
20

# EVBox Embedded Software Technology

EVBOX GROUP

## Regular Charging (AC) Platform

- Our next-generation AC platform allows for car communication, vehicle-to-grid and cloud-enabled services
- As the nexus of an IoT ecosystem of charging, connectivity and energy management, the embedded platform will facilitate tapping into ancillary revenue pools



5G-Ready
Latest Open Protocols
Plug & Charge Ready
Vehicle-To-Grid (V2G) Enablement
Ecosystem (IoT) Platform Integration
Battery storage
Solar panels
Energy management
Cloud-enabled Platform Services
Integrated Dynamic Load Balancing
Latest Cyber-Security Protocols

## Fast Charging (DC) Platform

- Our next-generation DC modular platform significantly decreases maintenance and upgrade spend and improve ROI proposition
- Field upgradable products will provide significant ROI benefits to customers



**We continuously update our portfolio to offer future-proof solutions addressing tomorrow's energy infrastructure needs**

TPG PACE BENEFICIAL FINANCE CORP.

21

EVBOX GROUP

# Everon Platform Approach

**90%**
attachment rate in 2020[1]


Usage & Driver Behaviour
Transactions
200
Total duration
172 h
Total charged
1,735 kWh
Average driver
Average transaction
Reimbursable
Public

### Platform-as-a-service

Large businesses can self-serve themselves in the platform – operate and manage multiple customers and millions of drivers and transactions

### Customizable approach

21 languages, extensive billing and payment features, and ability to connect with multiple providers via roaming-as-a-service

### API-first

Exposing reach set of public APIs; fully compliant with open-source protocols including OCPP and OCPI – critical for scalability and integration with complementary backends (parking, fleets, energy)

### White-labeled interfaces

Fully branded platform portal and applications including look & feel, domain, contact details, legal documents

**We built an Enterprise Charging Management Platform based on key design principles to serve corporate customers in a fast-growing industry**

1. Attachment rate calculated on YTD2020 sales where hardware sale had software opportunity.

TPG
TPG PACE BENEFICIAL FINANCE CORP.
22

Open Standards and Interoperability Commitment to Open Standards is a Core EVBox Tenet Sample Hardware Venders Compatible with Everon ▪ EVBox is committed to open standards for both hardware and software to ensure that we reach the broadest possible addressable market ▪ All EVBox hardware and software is compliant the main industry protocols, called OCPP (Open Charge Point Protocol) and OCPI (Open Charge Point Interface) ▪ OCPP and OCPI compliance is required for access to roaming networks, ensuring that charge ports can reach the most drivers possible—a mandatory requirement for most European networks (previously G2mobility) ▪ Many customers will choose a single software platform to manage their entire portfolio, so it is essential for a software platform to handle multiple hardware vendors Commitment to open standards for both hardware and software ensures that we reach the broadest possible addressable market and provide maximum flexibility for our customers TPG PACE BENEFICIAL FINANCE CORP. 23Open Standards and Interoperability Commitment to Open Standards is a Core EVBox Tenet Sample Hardware Venders Compatible with Everon ▪ EVBox is committed to open standards for both hardware and software to ensure that we reach the broadest possible addressable market ▪ All EVBox hardware and software is compliant the main industry protocols, called OCPP (Open Charge Point Protocol) and OCPI (Open Charge Point Interface) ▪ OCPP and OCPI compliance is required for access to roaming networks, ensuring that charge ports can reach the most drivers possible—a mandatory requirement for most European networks (previously G2mobility) ▪ Many customers will choose a single software platform to manage their entire portfolio, so it is essential for a software platform to handle multiple hardware vendors Commitment to open standards for both hardware and software ensures that we reach the broadest possible addressable market and provide maximum flexibility for our customers TPG PACE BENEFICIAL FINANCE CORP. 23

Exponential Shipment Growth Cumulative EVBox Charge Ports Shipped ~210,000 ~7x Growth 111,478 71,101 50,021 39,081 28,516 2015 2016 2017 2018 2019 2020 TPG PACE BENEFICIAL FINANCE CORP. 24Exponential Shipment Growth Cumulative EVBox Charge Ports Shipped ~210,000 ~7x Growth 111,478 71,101 50,021 39,081 28,516 2015 2016 2017 2018 2019 2020 TPG PACE BENEFICIAL FINANCE CORP. 24

# Potential for Robust Growth as Revenue Diversifies

## EVBox Charge Ports Shipped

Annual in '000s


~95
~135
~275
~430
65%
CAGR
2020
2021
2022
2023

## EVBox Revenue Type

€ Millions


Hardware
Software & Services
€ 70
€ 120
€ 225
€ 372
74%
CAGR
2020
2021
2022
2023

## EVBox Revenue Geography

€ Millions


Europe
North America
€ 70
€ 120
€ 225
€ 372
74%
CAGR
2020
2021
2022
2023

Note: Projections are TPG Pace Estimates. Forward projections are shown on a U.S. GAAP basis, with respect to projections and historical financials see page 2 "Use of Projections" and "Historical Dutch GAAP numbers and US GAAP Audit" under "Important Information" and page 39 "Note on Historical Financial Statements"

TPG
TPG PACE BENEFICIAL FINANCE CORP.
25

# EVBox is Competitively Differentiated in the EV Services Market

| | EVBOX GROUP | | chargepoint |
|---|---|---|---|
| Current geographic mix | Primarily Europe | | Primarily North America |
| Interoperable software | ✓ | | ✗ |
| White-label and multi-tenant platform | ✓ | | ✗ |
| Ultra-fast charging (HPC) capabilities – up to 350 kW | ✓ | | ✗ |
| 2021E Revenue | $145MM (€120MM) | | $198MM |
| Revenue growth ('20'–'22E CAGR) | 79% | | 60% |
| Gross Profit margin ('23E) | 38% | | 37% |
| EBITDA breakeven year | 2023E | | 2024E |
| | **Announcement** | **Current** | **Current** |
| Share Price | $10.00 | $24.34 | $44.50 |
| Enterprise Value | $1.0 Billion | $3.2 Billion | $15.6 Billion[1] |
| 2021E EV / Revenue | 6.7x | 21.7x | 79.0x |
| 2022E EV / Revenue | 3.6x | 11.6x | 45.2x |

**EVBox's business, financial, and valuation profiles are highly attractive**

Source: Company investor presentations; Factset as of 1/122021.
Note: Assumes EUR-USD exchange ratio of 1.21. Chargepoint financials based on "approximate calendar year" 2020E, 2021E and 2022E .
1. Chargepoint EV includes dilution from 39.2 million private warrants ($6.74 strike price), 16 million SBE warrants ($11.50 strike price) and 21.6 million vested options ($0.61 strike price) using treasury share method as well as assumed vesting of 27.9 million earn-out shares.

TPG
TPG PACE BENEFICIAL FINANCE CORP.
26

Key Takeaways Established Industry Leading Platform with Best in Market Hardware and Software Accelerating Growth Driven by EV Sales and EV Charging Infrastructure Expansion Attractive and Highly Scalable Business Model Expected Path to Large Base of Recurring Revenue Compelling Valuation Powerful Carbon Reduction Impact TPG PACE BENEFICIAL FINANCE CORP. 27Key Takeaways Established Industry Leading Platform with Best in Market Hardware and Software Accelerating Growth Driven by EV Sales and EV Charging Infrastructure Expansion Attractive and Highly Scalable Business Model Expected Path to Large Base of Recurring Revenue Compelling Valuation Powerful Carbon Reduction Impact TPG PACE BENEFICIAL FINANCE CORP. 27

Appendix TPG PACE BENEFICIAL FINANCE CORP. 28Appendix TPG PACE BENEFICIAL FINANCE CORP. 28

# FlashParking Case Study

EVBOX GROUP

## Integrated EV Charging Solution

**3-year agreement for an end-to-end charging solution, including:**

- Smart, regular and fast charging hardware, EVBox Iqon and EVBox Troniq, with the goal of rapidly equipping their network of parking facilities



- Everon platform to handle all charging business and support to their parking facilities—annual subscription



- One-time onboard fee per unit and 5 years maintenance & service, delivered by network of EVBox Service Partners



## Connected with FlashParking Ecosystem


FlashParking

*"With our industry-leading technology and ecosystem of unique partnerships FlashParking is turning parking garages and surface lots into connected mobility hubs for all types of passengers and vehicles."*

**Dan Sharplin, CEO of FlashParking**

TPG
TPG PACE BENEFICIAL FINANCE CORP.
29

# Scania Case Study

EVBOX GROUP

## ENGIE & EVBox Group Joint-Approach

**4-year partnership agreement to accelerate the electrification of Scania's buses and trucks**

- Reliable fast charging solution at the core of the demand, innovation and strong proven track record as key reasons for choice
- Everon platform to handle all their charging transactions and site management
- The solutions will be tailored to real fleet and depot management needs, electrified heavy vehicles, smart charging infrastructure, service and maintenance, and green energy supply
- The partnership between the three companies will begin with operations in 13 European countries that will be extended to other regions from the end of 2021

## Complete Charging Solution



Tuesday
EVBOX
CEP 22E

"A complete charging solution encompasses energy supply, charging hardware and software as well as installation, maintenance […] this strong partnership with ENGIE and EVBox Group will simplify the transition by our customers to an increasingly electrified fleet […]"

**Alexander Vlaskamp, Head of Sales & Marketing**

**This unprecedented cooperation will focus on both trucks and buses applications, and provide complete charging solutions to Scania's customers**

TPG PACE BENEFICIAL FINANCE CORP. 30

EVBOX GROUP

# The OEM Charging Solution Partner of Choice

- Growing trend of global automotive OEMs offering a bundled internet-connected home charger with the purchase of Electric Vehicles
  - OEMs want to ensure they provide a quality home charging solution given its importance to the overall EV driving experience
- EVBox Group currently partners with three of the four largest European automakers to offer customized OEM branded EVBox home chargers to EV drivers
  - Two automakers use Everon as the software backend for their customers
  - The other automaker partnered with EVBox to develop enhanced embedded software
- EVBox co-developed its next generation of AC chargers and embedded software with a leading global auto manufacturer while retaining all technical intellectual property
- EVBox developed a sophisticated, high-volume outsourced manufacturing model to meet product requirements in over 30 countries while providing our automotive partners with scale volumes of chargers to support increasing numbers of new EV model releases

## EVBox Group Automotive Partners

ALFA ROMEO | CITROËN | CHRYSLER

FIAT | OPEL

PEUGEOT | SEAT | SCANIA

ŠKODA | VAUXHALL

TPG

TPG PACE BENEFICIAL FINANCE CORP.

31

# European Lease Car Market Enhances Demand

EVBOX GROUP

**Lease companies and suppliers of corporate car fleets, such as EVBox customers Arval and Alphabet, account for ~55% of European demand today, many of which have their own CO2 reduction targets[1]**

### CORPORATE EV FLEETS



Corporations start to electrify their fleet and add a charging infrastructure to their workplace

Employer pays for employee charging at home & public

### EMPLOYEE / EV DRIVER AT HOME



Employees get a charging port at home, and get the electricity costs reimbursed by the employer

Employer finds a charging partner to offer mobility services to employees

### EMPLOYEE / EV DRIVER IN PUBLIC



Employees also want to charge outside of their home, and employers need to offer a charge card or options for employees to charge in public

### EMPLOYER CHARGING MANAGEMENT



Employers want to have a charging solution provider that handles all the reimbursement activities, support the driver mobility demands as well as the operation of the charging network at their offices

**EVBox Group facilitates a hassle-free charging solution to corporate organizations seeking to facilitate the transition to electric driving to their employees and guests**

1. Source: Nomura Greentech

TPG PACE BENEFICIAL FINANCE CORP.
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# Sources & Uses / Pro-Forma Valuation

EVBOX GROUP

## Sources & Uses

| Sources | $MM | €MM | % |
|---|---|---|---|
| Engie Equity Rollover | $607 | €501 | 44% |
| SPAC Cash in Trust[(1)] | $350 | €289 | 25% |
| Forward Purchase Agreements Cash Proceeds | $100 | €83 | 7% |
| PIPE Issuance Cash Proceeds | $225 | €186 | 16% |
| Sponsor Shares[(2)] | $113 | €93 | 8% |
| **Total Sources** | **$1,394** | **€1,152** | **100%** |

| Uses | $MM | €MM | % |
|---|---|---|---|
| Engie Equity Rollover | $607 | €501 | 44% |
| Cash to Engie[(1)] | $180 | €149 | 13% |
| Cash to Balance Sheet[(1)] | $425 | €351 | 30% |
| Repay Outstanding Debt | $18 | €15 | 1% |
| Sponsor Shares[(2)] | $113 | €93 | 8% |
| Underwriting Fees & Other Expenses | $52 | €43 | 4% |
| **Total Uses** | **$1,394** | **€1,152** | **100%** |

## Post-Transaction Ownership[(1,3,4)]



Sponsor 7%
PIPE Investors 16%
FPA Investors 8%
SPAC IPO Investors 25%
Engie 44%

## Pro-Forma Valuation

| | $MM | €MM |
|---|---|---|
| Illustrative Share Price | $10.00 | €8.26 |
| Shares Outstanding[(3,4)] | 139 | 139 |
| **Equity Value** | **$1,394** | **€1,152** |
| Net Cash Balance | (425) | (351) |
| **Total Enterprise Value** | **$969** | **€801** |
| TEV / 2021E Revenue | 6.7x | 6.7x |
| TEV / 2022E Revenue | 3.6x | 3.6x |

Note: Assumes EUR-USD exchange ratio of 1.21.

1. Assumes no redemptions. Business Combination Agreement (BCA) has a minimum available cash condition of $250 million; available cash equals balance of SPAC trust account after redemptions plus net proceeds from PIPE/FPA. BCA provides Engie entitled to receive cash consideration in an amount equal to (i) 50% of available cash in excess of $260 million plus transaction expenses (50% of available cash in excess of $312 million assuming $52 million of transaction expenses) up to $150 million of cash consideration plus (ii) 60% of available cash in excess of $560 million plus transaction expenses (60% of available cash in excess of $612 million assuming $52 million of transaction expenses) up to $30 million of cash consideration such that total cash consideration shall not exceed $180 million. Any redemptions would reduce cash to the balance sheet and Engie cash secondary proceeds.
2. Includes sponsor shares forfeited to FPA investors.
3. Other outstanding instruments from TPGY.U IPO and FPA: 9 million warrants for 9 million shares at $11.50 per share; 6 million private warrants for 6 million shares at $11.50 per share.
4. Engie to receive up to 6.1 million earn-out shares based on 2021 revenue; 2021 earnout vests linearly based off a range of 2021 revenue between €125 million and €145 million. Engie to receive up to 3.6 million earn-out shares if any one of three outcomes are met: i) 2022 earn-out vests linearly based off a range of 2022 revenue between €230 million and €245 million; ii) 2022 earn-out vests in full if EVBox Group's stock closes above $14 / share for 20 out of any 30 trading days in calendar year 2022; iii) 2022 earn-out vests in full if EVBox Group's stock closes above $16 / share for 20 out of any 30 trading days in calendar year 2023. If Engie receives the full 2021 earn-out their ownership percentage increases to 46% and if Engie receives the full 2021 and full 2022 earn-outs their ownership percentage increases to 47%.

TPG
TPG PACE BENEFICIAL FINANCE CORP.
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# Consolidated Financial Projections

EVBOX GROUP

| € in Millions | 2020 | 2021 | 2022 | 2023 |
|---|---|---|---|---|
| Total Revenue | €70 | €120 | €225 | €372 |
| *% YoY Growth* | | *72%* | *87%* | *65%* |
| Gross Profit | €17 | €38 | €82 | €140 |
| *Gross Margin %* | *24%* | *32%* | *37%* | *38%* |
| Total Operating Expenses[1] | | €118 | €127 | €138 |
| **Adjusted EBITDA** | | **(€80)** | **(€45)** | **€2** |
| *EBITDA Margin %* | | *(66%)* | *(20%)* | *1%* |
| Capital Expenditures[1,2] | | €26 | €14 | €17 |
| **EBITDA - Capex** | | **(€106)** | **(€59)** | **(€15)** |

**Asset-light business with expected near-term EBITDA breakeven and substantial revenue growth and EBITDA margin expansion potential going forward**

Note: Projections are TPG Pace Estimates. Historical financial metrics are derived from Dutch GAAP financial statements while forward projections are shown on a U.S. GAAP basis. With respect to projections and historical financials see page 2 "Use of Projections" and "Historical Dutch GAAP numbers and US GAAP Audit" under "Important Information" and page 39 "Note on Historical Financial Statements"

1. 2020 Operating Expenses and Capital Expenditures are still being evaluated given differing rules under Dutch and US GAAP regarding the capitalization of hardware and software development expenses, which is a primary focus of the US GAAP Audit.
2. 2021 Capital Expenditures are elevated due to buildout of US manufacturing facility, IT infrastructure spending, and tooling associated with new product line introductions.

TPG

TPG PACE BENEFICIAL FINANCE CORP.

34

Scalable Operating Model Subsequent % of Revenue FY2021E FY2023E Growth Phase YoY Revenue Growth 72% 65% 50%+ Total Expected Cumulative EV Sales 1 Millions of Electric Vehicles 51 Gross Profit 32% 38% ~45% 40 3.4x 32 Operating Expenses 98% 37% ~20% 13x 25 19 15 EBITDA (66%) 1% ~25% 11 3.7x 9 7 5 4 Capital Expenditures 22% 5% <5% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 We foresee a long opportunity for growth as EV sales accelerate over the coming decade and beyond 1. Source: Bloomberg NEF, includes BEVs and PHEVs in Europe and the United States. TPG PACE BENEFICIAL FINANCE CORP. 35Scalable Operating Model Subsequent % of Revenue FY2021E FY2023E Growth Phase YoY Revenue Growth 72% 65% 50%+ Total Expected Cumulative EV Sales 1 Millions of Electric Vehicles 51 Gross Profit 32% 38% ~45% 40 3.4x 32 Operating Expenses 98% 37% ~20% 13x 25 19 15 EBITDA (66%) 1% ~25% 11 3.7x 9 7 5 4 Capital Expenditures 22% 5% <5% 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 We foresee a long opportunity for growth as EV sales accelerate over the coming decade and beyond 1. Source: Bloomberg NEF, includes BEVs and PHEVs in Europe and the United States. TPG PACE BENEFICIAL FINANCE CORP. 35

Historical Income Statement (Derived from Dutch GAAP Financial Statements) Year Ended December 31, € in millions 2018 2019 Revenue €26.2 €60.1 Cost of Goods Sold 17.4 46.3 Gross Profit €8.8 €13.8 Gross Margin % 34% 23% Operating Expenses Personnel Expenses €15.8 €35.5 Depreciation and Amortization 3.0 4.1 Other Operating Expenses 9.1 13.0 Total Operating Expenses €27.9 €52.5 Loss From Operations (€19.1) (€38.8) Net Interest Expense (0.1) (0.1) Net Loss before Income Taxes (€19.2) (€38.8) Provision for Income Taxes 3.0 (0.0) Non-Controlling Interest (0.9) – Net Loss (€17.1) (€38.8) Note: Derived from Dutch GAAP Financial Statements. Certain adjustments to the historical financial statements were included to reflect the impact of subsequent events that materialized after the local Dutch financial statements had been prepared. These adjustments will also be reflected in the US GAAP financial statements. See “US GAAP Audit” on page 2 and “Note on Historical Financial Statements” on page 39 for more information. TPG PACE BENEFICIAL FINANCE CORP. 36Historical Income Statement (Derived from Dutch GAAP Financial Statements) Year Ended December 31, € in millions 2018 2019 Revenue €26.2 €60.1 Cost of Goods Sold 17.4 46.3 Gross Profit €8.8 €13.8 Gross Margin % 34% 23% Operating Expenses Personnel Expenses €15.8 €35.5 Depreciation and Amortization 3.0 4.1 Other Operating Expenses 9.1 13.0 Total Operating Expenses €27.9 €52.5 Loss From Operations (€19.1) (€38.8) Net Interest Expense (0.1) (0.1) Net Loss before Income Taxes (€19.2) (€38.8) Provision for Income Taxes 3.0 (0.0) Non-Controlling Interest (0.9) – Net Loss (€17.1) (€38.8) Note: Derived from Dutch GAAP Financial Statements. Certain adjustments to the historical financial statements were included to reflect the impact of subsequent events that materialized after the local Dutch financial statements had been prepared. These adjustments will also be reflected in the US GAAP financial statements. See “US GAAP Audit” on page 2 and “Note on Historical Financial Statements” on page 39 for more information. TPG PACE BENEFICIAL FINANCE CORP. 36

# Balance Sheet (Derived from Dutch GAAP Financial Statements)

EVBOX GROUP

| € in millions | Year Ended December 31, 2018 | 2019 |
|---|---|---|
| **Assets** | | |
| Current Assets: | | |
| Cash and cash equivalents | €6.3 | €44.7 |
| Accounts receivable | 8.0 | 28.3 |
| Inventory | 12.5 | 18.7 |
| Prepaid expenses and other current assets | 4.9 | 9.2 |
| **Total Current Assets** | **€31.5** | **€100.8** |
| Property and equipment, net | €2.6 | €4.1 |
| Intangible assets, net | 6.3 | 19.7 |
| Goodwill | 22.9 | 20.0 |
| Deferred tax Asset / Other | 4.7 | 5.3 |
| **Total Assets** | **€68.1** | **€149.9** |
| **Liabilities and Stockholders' Equity** | | |
| Current Liabilities: | | |
| Accounts payable | €9.2 | €19.7 |
| Current portion of long-term debt | 0.1 | 0.2 |
| Other current liabilities | 7.4 | 14.4 |
| **Total Current Liabilities** | **€16.7** | **€34.3** |
| Long-term debt | 0.8 | 0.6 |
| Consideration payable | 4.0 | 2.5 |
| Long-term incentive plan | 2.3 | 6.5 |
| Other-long term liabilities | 0.7 | 0.8 |
| **Total Liabilities** | **€24.5** | **€44.8** |
| Shareholder Equity | €43.6 | €105.1 |
| **Total Liabilities and Stockholder Equity** | **€68.1** | **€149.9** |

Note: Derived from Dutch GAAP Financial Statements. Certain adjustments to the historical financial statements were included to reflect the impact of subsequent events that materialized after the local Dutch financial statements had been prepared. These adjustments will also be reflected in the US GAAP financial statements. See "US GAAP Audit" on page 2 and "Note on Historical Financial Statements" on page 39 for more information.

TPG

TPG PACE BENEFICIAL FINANCE CORP.

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Summary Cash Flow Statement (Derived from Dutch GAAP Financial Statements) Year Ended December 31, € in millions 2018 2019 Cash flows from operating activities Net loss (€17.1) (€38.8) Adjustments to reconcile net loss to net cash 3.3 8.4 Changes to operating assets and liabilities (6.6) (13.9) Net cash used in operating activities (€20.4) (€44.3) Cash flows from investing activites Net cash used in investing activities (€15.6) (€16.0) Cash flows from financing activities Net cash provided by financing activities €41.7 €98.8 Effect of exchange rate changes on cash (0.1) (0.1) Net Increase (decrease) in cash and cash equivalents 5.6 38.4 Cash and cash equivalents at beginning of period 0.7 6.3 Cash and cash equivalents at end of period €6.3 €44.7 Note: Derived from Dutch GAAP Financial Statements. Certain adjustments to the historical financial statements were included to reflect the impact of subsequent events that materialized after the local Dutch financial statements had been prepared. These adjustments will also be reflected in the US GAAP financial statements. See “US GAAP Audit” on page 2 and “Note on Historical Financial Statements” on page 39 for more information. TPG PACE BENEFICIAL FINANCE CORP. 38Summary Cash Flow Statement (Derived from Dutch GAAP Financial Statements) Year Ended December 31, € in millions 2018 2019 Cash flows from operating activities Net loss (€17.1) (€38.8) Adjustments to reconcile net loss to net cash 3.3 8.4 Changes to operating assets and liabilities (6.6) (13.9) Net cash used in operating activities (€20.4) (€44.3) Cash flows from investing activites Net cash used in investing activities (€15.6) (€16.0) Cash flows from financing activities Net cash provided by financing activities €41.7 €98.8 Effect of exchange rate changes on cash (0.1) (0.1) Net Increase (decrease) in cash and cash equivalents 5.6 38.4 Cash and cash equivalents at beginning of period 0.7 6.3 Cash and cash equivalents at end of period €6.3 €44.7 Note: Derived from Dutch GAAP Financial Statements. Certain adjustments to the historical financial statements were included to reflect the impact of subsequent events that materialized after the local Dutch financial statements had been prepared. These adjustments will also be reflected in the US GAAP financial statements. See “US GAAP Audit” on page 2 and “Note on Historical Financial Statements” on page 39 for more information. TPG PACE BENEFICIAL FINANCE CORP. 38

Note on Historical Financial Statements The historical financial numbers for EV Charged presented in this presentation, while audited under generally accepted accounting principles in the Netherlands (“Dutch GAAP”), are subject to revision based on the completion of a re-audit by an independent registered public accounting firm under generally accepted accounting principles in the United States (“US GAAP”). While TPG Pace and EV Charged do not anticipate that there will be material differences in the historical financial numbers presented for EV Charged from the re-audited historical financial numbers prepared in accordance with US GAAP, no assurance can be given that there will not be any differences, material or otherwise. Certain adjustments to the historical financial statements were included to reflect the impact of subsequent events that materialized after the local Dutch financial statements had been prepared. These adjustments will also be reflected in the US GAAP financial statements. We believe the primary differences between Dutch GAAP and US GAAP that are relevant to EVBox include (but may not be limited to): ▪ Capitalized development costs: a large portion of hardware and software development costs have been capitalized in the historical financial statements under Dutch GAAP. US GAAP does not allow for capitalization of hardware development costs and is restrictive in the types of software expenses that can be capitalized. Conversion to US GAAP will, therefore, result in an increase in direct expense in the income statement and a reduction of depreciation/amortization expense due to lower capitalization ▪ Stock compensation: the company has not expensed certain stock compensation awards under Dutch GAAP. Adoption of US GAAP will require these awards to be expensed in the income statement ▪ Acquisition accounting: under Dutch GAAP the company has recognized Goodwill as the difference between the acquisition purchase price and the book value of net assets and under Dutch GAAP Goodwill is amortized over time. Under US GAAP, these acquisitions will require the assets and liabilities to be measured at fair value (vs book value) and the resulting Goodwill as the difference between purchase price and the determined fair value of net assets. Under US GAAP, Goodwill is not amortized over time ▪ In addition due to the conversion from Dutch GAAP to US GAAP there may be other changes in areas such as revenue recognition, income statement presentation, income taxes etc. that may result in the US GAAP audited numbers being different from what presented under Dutch GAAP. TPG PACE BENEFICIAL FINANCE CORP. 39Note on Historical Financial Statements The historical financial numbers for EV Charged presented in this presentation, while audited under generally accepted accounting principles in the Netherlands (“Dutch GAAP”), are subject to revision based on the completion of a re-audit by an independent registered public accounting firm under generally accepted accounting principles in the United States (“US GAAP”). While TPG Pace and EV Charged do not anticipate that there will be material differences in the historical financial numbers presented for EV Charged from the re-audited historical financial numbers prepared in accordance with US GAAP, no assurance can be given that there will not be any differences, material or otherwise. Certain adjustments to the historical financial statements were included to reflect the impact of subsequent events that materialized after the local Dutch financial statements had been prepared. These adjustments will also be reflected in the US GAAP financial statements. We believe the primary differences between Dutch GAAP and US GAAP that are relevant to EVBox include (but may not be limited to): ▪ Capitalized development costs: a large portion of hardware and software development costs have been capitalized in the historical financial statements under Dutch GAAP. US GAAP does not allow for capitalization of hardware development costs and is restrictive in the types of software expenses that can be capitalized. Conversion to US GAAP will, therefore, result in an increase in direct expense in the income statement and a reduction of depreciation/amortization expense due to lower capitalization ▪ Stock compensation: the company has not expensed certain stock compensation awards under Dutch GAAP. Adoption of US GAAP will require these awards to be expensed in the income statement ▪ Acquisition accounting: under Dutch GAAP the company has recognized Goodwill as the difference between the acquisition purchase price and the book value of net assets and under Dutch GAAP Goodwill is amortized over time. Under US GAAP, these acquisitions will require the assets and liabilities to be measured at fair value (vs book value) and the resulting Goodwill as the difference between purchase price and the determined fair value of net assets. Under US GAAP, Goodwill is not amortized over time ▪ In addition due to the conversion from Dutch GAAP to US GAAP there may be other changes in areas such as revenue recognition, income statement presentation, income taxes etc. that may result in the US GAAP audited numbers being different from what presented under Dutch GAAP. TPG PACE BENEFICIAL FINANCE CORP. 39

# Illustrative Fully Diluted Share Count

EVBOX GROUP

| *Share count in millions* | Illustrative Share Price $10.00 | $11.00 | $12.00 | $13.00 | $14.00 | $15.00 | $16.00 | $17.00 | $18.00 |
|---|---|---|---|---|---|---|---|---|---|
| TPGY Public IPO Shares | 35.0 | 35.0 | 35.0 | 35.0 | 35.0 | 35.0 | 35.0 | 35.0 | 35.0 |
| TPGY Public Warrants[1, 2] | – | – | 0.3 | 0.8 | 1.3 | 1.6 | 2.0 | 2.3 | 2.5 |
| FPA Shares | 11.0 | 11.0 | 11.0 | 11.0 | 11.0 | 11.0 | 11.0 | 11.0 | 11.0 |
| FPA Warrants[1, 3] | – | – | 0.1 | 0.2 | 0.4 | 0.5 | 0.6 | 0.6 | 0.7 |
| PIPE Shares | 22.5 | 22.5 | 22.5 | 22.5 | 22.5 | 22.5 | 22.5 | 22.5 | 22.5 |
| TPGY Sponsor Shares | 10.3 | 10.3 | 10.3 | 10.3 | 10.3 | 10.3 | 10.3 | 10.3 | 10.3 |
| Engie Shares | 60.7 | 60.7 | 60.7 | 60.7 | 60.7 | 60.7 | 60.7 | 60.7 | 60.7 |
| Private Warrants[1, 4] | – | – | 0.3 | 0.7 | 1.1 | 1.4 | 1.7 | 1.9 | 2.2 |
| **Total** | **139.4** | **139.4** | **140.0** | **141.1** | **142.1** | **142.9** | **143.6** | **144.3** | **144.8** |

**Engie earnouts:**

- **2021 Earnout:** up to 6.1 million earnout shares based on 2021 revenue; 2021 earnout vests linearly based off a range of 2021 revenue between €125 million and €145 million.
- **2022 Earnout:** up to 3.6 million earnout shares if any one of three outcomes are met: i) 2022 earnout vests linearly based off a range of 2022 revenue between €230 million and €245 million; ii) 2022 earnout vests in full if EVBox Group's stock closes above $14 / share for 20 out of any 30 trading days in calendar year 2022; iii) 2022 earnout vests in full if EVBox Group's stock closes above $16 / share for 20 out of any 30 trading days in calendar year 2023.

Note: Assumes EUR-USD exchange ratio of 1.21.
1. Assumes treasury share method for public, FPA, and private warrants.
2. 7.0 million public warrants issues as part of TPGY IPO with strike price of $11.50 and redemption price of $18.00.
3. 2.0 million FPA warrants to be issued with strike price of $11.50 and redemption price of $18.00.
4. 6.0 million private warrants as part of TPGY IPO.

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TPG PACE BENEFICIAL FINANCE CORP.
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